245 PARK
EXHIBIT 10-H.
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             FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
      AGREEMENT OF GENERAL PARTNERSHIP OF 245 PARK AVENUE COMPANY

           AMENDMENT, dated as of December 29, 1986, among JMB/245 PARK AVENUE ASSOCIATES, LTD., an Illinois limited partnership ("Investor"), O&Y EQUITY CORP., a New York corporation ("O&Y Equity"), FAME ASSOCIATES, a New York general partnership ("FAME") and O&Y INTERESTS CORP, a New York corporation ("Interests").

                         W I T N E S S E T H:
           WHEREAS, Investor, O&Y Equity and FAME entered into a First Amended and Restated Agreement of General Partnership of 245 Park Avenue Company (formerly Olympia & York Estates Company), a New York general partnership (the "Partnership"), dated as of December 29, 1983 (the "Partnership Agreement");
           WHEREAS, as of the date hereof, Investor, O&Y Equity, FAME and Interests are the partners of the Partnership; and
           WHEREAS, the partners of the Partnership desire to amend the Partnership as provided herein;
           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree that the Partnership Agreement is amended as follows:
     1. All references in the Partnership Agreement to Olympia & York Developments Limited or OYDL shall be deemed to include any successor to Olympia & York Developments Limited by merger, consolidation or amalgamation.








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           2.    O&Y Equity contemplates that subsequent to the date of
this Amendment, it will transfer to O&Y Equity Company, L.P., a Delaware limited partnership ("Equity LP"), by contributing to the capital of Equity LP, its entire interest in the Partnership. In addition, FAME may, directly or indirectly, transfer to Equity LP all or part of its interest in the Partnership (which transfer may take the form of a contribution to the capital of Equity LP). Investor acknowledges that such transfers are permitted under the Partnership Agreement. Upon the occurrence of either of such transfers, Equity LP shall be admitted to the Partnership as a general partner. The date on which such transfer by O&Y Equity occurs is hereinafter called the "Effective Date".
           3. Equity LP shall assume all of the obligations and liabilities of O&Y Equity under the Partnership Agreement arising from and after the Effective Date. In addition, Equity LP shall have all of the rights of O&Y Equity under the Partnership Agreement. From and after the Effective Date, all references in the Partnership Agreement to O&Y Equity shall be deemed to refer to Equity LP unless the context requires otherwise.
           4. Equity LP shall assume all of the obligations and liabilities of O&Y Equity under that certain Guaranty dated as of December 29, 1983, given by Equity to Investor and the Partnership, which arise from and after the Effective Date (and O&Y Equity and its successors and assigns (excluding Equity LP and the successors and assigns of Eq-












                                   2
uity LP) will be released from any obligations and liabilities thereunder which arise from and after the Effective Date).
           5. From and after the Effective Date, Equity LP shall be jointly and severally liable with Olympia and York 245 Lease Company to the Partnership for the obligations and liabilities of the tenant under that certain Agreement or Lease dated as of July 11, 1965, between Uris 245 Park Corporation, as landlord, and the American Tobacco Company, a New Jersey corporation, as tenant, as amended, with respect to certain space in the building located at 245 Park Avenue, New York, New York (to the extent the same were not retained by the American Tobacco Company, a Delaware corporation). From and after the Effective Date, Equity LP shall be a "Qualified Affiliate", as such term is defined in a certain letter agreement dated April 17, 1986, between Investor and O&Y Equity (the "Letter Agreement"). Equity LP shall assume all of the obligations and liabilities of O&Y Equity under the Letter Agreement arising from and after the Effective Date, at which time O&Y Equity and its successors and assigns (excluding Equity LP and the successors and assigns of Equity LP) shall be released from its obligations and liabilities under the Letter Agreement and the foregoing Agreement of Lease.
           6. The transfer or transfers of interests in the Partnership described above shall be subject to the security














                                   3
interest in favor of Investor under Section 9.3 of the Partnership
Agreement.
           7. Promptly after the Effective Date, the parties hereto shall execute, acknowledge and deliver an amendment to or restatement of the Partnership's "doing business" certificate to reflect the transfer of O&Y Equity's partnership interest set forth above, and Co-Partner shall cause such amendment or restatement to be filed in the appropriate governmental office.
           8. Except as provided in this Amendment, all of the provisions of the Partnership Agreement shall remain in full force and effect.

                               INSERT 4A

           9. This Amendment shall be conditioned upon the execution hereof by Equity LP in the space provided below upon




















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the completion of the transfer of Equity's interest in the Partnership to
Equity LP.
           IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.
                            O&Y EQUITY CORP., a New York corporation


                            By:
                                  Executive Vice President

                                                        "O&Y Equity"


                            FAME ASSOCIATES, a New York
                            general partnership

                            By:   Abraham H. Fruchthandler,
                                  General Partner


                            By:   Edward J. Minskoff, General Partner

                            By:   Fruchthandler Brothers Enterprises,
                                  a New York limited partnership,
                                  General Partner


                                  By:  Abraham H. Fruchthandler,
                                       General Partner

                                                        "FAME"

                            O&Y INTEREST CORP., a New York corporation

                            By:
                                  Executive Vice President

                                                        "Interests"




























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O&Y Equity Company, L.P. is executing this Amendment as successor to the interest of FAME ASSOCIATES in the Partnership.

                            O&Y EQUITY COMPANY, L.P.
                            By    O&Y Equity General Partner Corp.,
                                  General Partner


                                  By
                                       Executive Vice President



























































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                            JMB/245 PARK AVENUE ASSOCIATES, LTD.
                            an Illinois limited partnership

                            By:   JMB Managers II, Inc.
                                  an Illinois corporation
                                  General Partner

                                  By:
                                  Title:     Vice President

                                                   "Investor"


           The undersigned acknowledges that it has succeeded to the ownership of substantially all of the assets of Equity, and has assumed substantially all of the assets of Equity's liabilities. The undersigned agrees to the provisions of this Amendment, agrees that it shall be a general partner of the Partnership, and shall be bound by the obligations and liabilities of Equity as set forth in this Amendment from and after the Effective Date.

Dated:                            O&Y EQUITY COMPANY, L.P.

                            By:   O&Y Equity General Partner Corp.,
                                  General Partner


                                  By:
                                  Title:     Executive Vice President









































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                               INSERT 4A
     8A.   SECTION 8.1A of the Partnership Agreement is deleted in its entirety and the following new SECTION 8.1A is inserted in lieu thereof:

     A. The death, insanity, bankruptcy or dissolution of a general partner (except that where the general partner is a partnership and its business shall be continued pursuant to the provisions of the partnership agreement governing such partnership, or the general partner is O&Y Equity or FAME and only an "Affiliate" of the same shall receive a general partnership interest in this Partnership by reason of such dissolution, or the General Partner is Investor and only one or more of the present partners therein or an Affiliate of the same shall receive a general partnership interest in the Partnership by reason of such dissolution, then this Partnership shall not be dissolved by reason of the dissolution of such general partner [the term "Affiliate" as used in the foregoing provisions of this sentence having the same meaning as in the first sentence of section 7.3A hereof].